Exhibit 10.9

                                 ASPA GOLD CORP.
                 (FORMERLY KNOWN AS RENAISSANCE BIOENERGY INC.)
                      CANCELLATION OF ACCRUED COMPENSATION

The undersigned present or former officer or director of ASPA Gold Corp. (formerly known as Renaissance BioEnergy Inc.), a Nevada corporation
("Company"), is owed compensation (the "Payable") by the Company for past or future services. The Company is entering into a Line of Credit Loan Agreement (the "Loan Agreement") with North American Gold & Minerals Fund ("Lender"), pursuant to which Lender will make available to the Company an unsecured line of credit. As a condition to entering into the Loan Agreement, Lender requires that the undersigned cancel and forgive, in its entirety, the Payable. Accordingly, for good and valuable consideration and intending to be legally bound hereby, the undersigned hereby cancels and forgives, in its entirety, any accrued compensation owed by the Company for past or future services: The undersigned represents and warrants that the amount set forth below constitutes all sums owing to the undersigned with respect to past or future services to the Company. The undersigned will claim no further compensation from the Company and hereby consents to termination by the Company of any agreement or arrangement pursuant to which such compensation was accrued.

Name:   David Arthun
Amount: $59,225.81

Each of Company and Lender shall be beneficiaries entitled to enforce this Cancellation.

This Cancellation shall be governed by and construed in accordance with the laws of the State of Nevada (other than conflict-of-laws principles). The undersigned hereby consents to the jurisdiction of the State and Federal courts sitting in Clark County, Nevada, for all cases and controversies arising from this Cancellation and acknowledges that said courts are not "inconvenient forums."

IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment as of the day and year set forth below.

DAVID ARTHUN


/s/ David Arthun
-----------------------------------
Date: November 30, 2010